                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                October 15, 1998
                ------------------------------------------------
                Date of Report (Date of earliest event reported)

                             AMKOR TECHNOLOGY, INC.
             -----------------------------------------------------
             (Exact name of Registrant as specified in its charter)

                                    Delaware
                ------------------------------------------------
                 (State or other jurisdiction of incorporation)

      0-29472                                              23-1722724
---------------------                        -----------------------------------
(Commission File No.)                       (IRS Employer Identification Number)

                              1345 Enterprise Drive
                             West Chester, PA 19380
                                 (610) 431-9600
             -----------------------------------------------------
                    (Address of Principal Executive Offices)


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events

         On October 15, 1998, Amkor Technology, Inc. (the "Company") issued a press release announcing preliminary financial results for the third quarter ended September 30, 1998.


         A copy of the press release is filed herewith as Exhibit 99.1

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               AMKOR TECHNOLOGY, INC.



                               By: /s/ Frank J. Marcucci
                                  -------------------------------
                                       Frank J. Marcucci
                                       Chief Finincial Officer

                               Dated:  October 21, 1998

                      ====================================


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549






                                    EXHIBITS
                                       TO

                                    FORM 8-K



                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                                       OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                                     -----

                             AMKOR TECHNOLOGY, INC.

                                     -----



                      ====================================

                                INDEX TO EXHIBITS

                                                                                       Sequentially
    Exhibit                                                                               Numbered
    Number                               Description                                        Page
    ------                               -----------                                        ----
     99.1                 Press release dated October 15, 1998
